Exhibit 7.01

Agreement of Joint Filing
Laureate Education, Inc.

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree by and among  them to the joint filing on behalf of them of a Statement on Schedule 13D and that this Agreement be included as an Exhibit to such filing. The  undersigned further agree that any and all amendments to such Statement on Schedule 13D may be filed on behalf of each of the undersigned  without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely  filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained in such Statement on  Schedule 13D or in any such joint amendment thereto, but shall not be responsible for the completeness and accuracy of the information  concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate. This Agreement may  be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute one instrument.

IN WITNESS WHEREOF , the undersigned hereby execute this Agreement as of this 20th day of July, 2007.

/s/ Douglas L. Becker
Douglas L. Becker

/s/ R. Christopher Hoehn-Saric
R. Christopher Hoehn-Saric

/s/ Steven M. Taslitz
Steven M. Taslitz

/s/ Eric D. Becker
Eric D. Becker

[Signature Page to Agreement of Joint Filing]

STEVEN A. COHEN

By:	/s/ Peter A. Nussbaum
Name: Peter A. Nussbaum
Title: Authorized Person

SIGMA CAPITAL MANAGEMENT, LLC

By:	/s/ Peter A. Nussbaum
Name: Peter A. Nussbaum
Title: Authorized Person

[Signature Page to Agreement of Joint Filing]

L CURVE SUB INC.

By:	/s/ Jonathan Smidt
Name: Jonathan Smidt
Title: Vice President and Secretary

M CURVE SUB INC.

By:	/s/ Jonathan Smidt
Name: Jonathan Smidt
Title: Vice President and Secretary

[Signature Page to Agreement of Joint Filing]

WENGEN ALBERTA, LIMITED PARTNERSHIP
By:	Wengen Investments Limited, its general partner

By:	/s/ Jonathan Smidt
Name: Jonathan Smidt
Title: Director

WENGEN INVESTMENTS LIMITED

By:	/s/ Jonathan Smidt
Name: Jonathan Smidt
Title: Director

[Signature Page to Agreement of Joint Filing]

CITIGROUP CAPITAL PARTNERS II 2007 CITIGROUP INVESTMENT, L.P.
By:	Citigroup Private Equity LP, its general partner
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CPE CO-INVESTMENT (LAUREATE) LLC
By:	Citigroup Private Equity LP, its managing member
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CGI PRIVATE EQUITY LP, LLC

By:	/s/ Millie Kim
Name: Millie Kim
Title: Director

CITICORP BANKING CORPORATION

By:	/s/ Michael F. Brisgone
Name: Michael F. Brisgone
Title: Vice President

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.
By:	Citigroup Private Equity LP, its general partner
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

[Signature Page to Agreement of Joint Filing]

CITIGROUP CAPITAL PARTNERS II ONSHORE, L.P.
By:	Citigroup Private Equity LP, its general partner
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CITIGROUP CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P.
By:	Citigroup Private Equity LP, its general partner
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CITIGROUP PRIVATE EQUITY LP
By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CITIGROUP ALTERNATIVE INVESTMENTS LLC

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CITIGROUP INVESTMENTS INC.

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

CITIGROUP INC.

By:	/s/ Riqueza V. Feaster
Name: Riqueza V. Feaster
Title: Assistant Secretary

[Signature Page to Agreement of Joint Filing]